Exhibit (i)(6)


                              DORSEY & WHITNEY LLP

     MINNEAPOLIS             PILLSBURY CENTER SOUTH            BRUSSELS
      NEW YORK               220 SOUTH SIXTH STREET           COSTA MESA
       SEATTLE          MINNEAPOLIS, MINNESOTA 55402-1498      BILLINGS
       DENVER               TELEPHONE: (612) 340-2600            FARGO
  WASHINGTON, D.C.             FAX: (612) 340-2868             HONG KONG
  NORTHERN VIRGINIA             www.dorseylaw.com             GREAT FALLS
     DES MOINES                                                ROCHESTER
       LONDON                                                    TOKYO
      ANCHORAGE                                                MISSOULA
   SALT LAKE CITY                                              VANCOUVER
                                                               SHANGHAI


                               September ___, 2001

First American Investment Funds, Inc.
601 Second Avenue South
Minneapolis, Minnesota 55402


Ladies and Gentlemen:

                  We have acted as counsel to First American Investment Funds, Inc., a Maryland corporation (the "Company"), in rendering the opinion hereinafter set forth with respect to the authorization of the following classes and series of the Company's common shares, par value $0.001 per share, which are also known by the names set forth opposite their respective class and series designations:

              Class and Series          Name
              ----------------          ----

              Class G, Series 5         Balanced Fund, Class S
              Class T, Series 5         Equity Income Fund, Class S
              Class H, Series 5         Equity Index Fund, Class S
              Class S, Series 5         Large Cap Growth Fund, Class S
              Class D, Series 5         Large Cap Value Fund, Class S
              Class FF, Series 5        Mid Cap Growth Fund, Class S
              Class E, Series 5         Mid Cap Value Fund, Class S
              Class O, Series 5         Small Cap Growth Fund, Class S
              Class AA, Series 5        Small Cap Value Fund, Class S
              Class GG, Series 5        Emerging Markets Fund, Class S
              Class Q, Series 5         International Fund, Class S
              Class W, Series 5         Health Sciences Fund, Class S
              Class V, Series 5         Real Estate Securities Fund, Class S
              Class P, Series 5         Technology Fund, Class S
              Class LL, Series 5        Corporate Bond Fund, Class S
              Class B, Series 5         Fixed Income Fund, Class S
              Class I, Series 5         Intermediate Term Income Fund, Class S
              Class J, Series 5         Limited Term Income Fund, Class S
              Class HH, Series 5        Strategic Income Fund, Class S
              Class NN, Series 5        High Yield Bond Fund, Class S

              Class OO                  Capital Growth Fund, Class A
              Class OO, Series 2        Capital Growth Fund, Class B
              Class OO, Series 3        Capital Growth Fund, Class C
              Class OO, Series 4        Capital Growth Fund, Class Y
              Class OO, Series 5        Capital Growth Fund, Class S
              Class PP                  Relative Value Fund, Class A
              Class PP, Series 2        Relative Value Fund, Class B
              Class PP, Series 3        Relative Value Fund, Class C
              Class PP, Series 4        Relative Value Fund, Class Y
              Class PP, Series 5        Relative Value Fund, Class S
              Class QQ                  Large Cap Core Fund, Class A
              Class QQ, Series 2        Large Cap Core Fund, Class B
              Class QQ, Series 3        Large Cap Core Fund, Class C
              Class QQ, Series 4        Large Cap Core Fund, Class Y
              Class QQ, Series 5        Large Cap Core Fund, Class S
              Class RR                  Growth & Income Fund, Class A
              Class RR, Series 2        Growth & Income Fund, Class B
              Class RR, Series 3        Growth & Income Fund, Class C
              Class RR, Series 4        Growth & Income Fund, Class Y
              Class RR, Series 5        Growth & Income Fund, Class S
              Class SS                  Mid Cap Core Fund, Class A
              Class SS, Series 2        Mid Cap Core Fund, Class B
              Class SS, Series 3        Mid Cap Core Fund, Class C
              Class SS, Series 4        Mid Cap Core Fund, Class Y
              Class SS, Series 5        Mid Cap Core Fund, Class S
              Class TT                  Micro Cap Fund, Class A
              Class TT, Series 2        Micro Cap Fund, Class B
              Class TT, Series 3        Micro Cap Fund, Class C
              Class TT, Series 4        Micro Cap Fund, Class Y
              Class TT, Series 5        Micro Cap Fund, Class S
              Class UU                  Small Cap Core Fund, Class A
              Class UU, Series 2        Small Cap Core Fund, Class B
              Class UU, Series 3        Small Cap Core Fund, Class C
              Class UU, Series 4        Small Cap Core Fund, Class Y
              Class UU, Series 5        Small Cap Core Fund, Class S
              Class VV                  Science & Technology Fund, Class A
              Class VV, Series 2        Science & Technology Fund, Class B
              Class VV, Series 3        Science & Technology Fund, Class C
              Class VV, Series 4        Science & Technology Fund, Class Y
              Class VV, Series 5        Science & Technology Fund, Class S
              Class WW                  Mid Cap Index Fund, Class A
              Class WW, Series 2        Mid Cap Index Fund, Class B
              Class WW, Series 3        Mid Cap Index Fund, Class C
              Class WW, Series 4        Mid Cap Index Fund, Class Y
              Class WW, Series 5        Mid Cap Index Fund, Class S
              Class XX                  Small Cap Index Fund, Class A
              Class XX, Series 2        Small Cap Index Fund, Class B
              Class XX, Series 3        Small Cap Index Fund, Class C
              Class XX, Series 4        Small Cap Index Fund, Class Y
              Class XX, Series 5        Small Cap Index Fund, Class S
              Class YY                  Bond IMMDEX(TM)Fund, Class A
              Class YY, Series 2        Bond IMMDEX(TM)Fund, Class B
              Class YY, Series 3        Bond IMMDEX(TM)Fund, Class C
              Class YY, Series 4        Bond IMMDEX(TM)Fund, Class Y
              Class YY, Series 5        Bond IMMDEX(TM)Fund, Class S
              Class ZZ                  U.S. Government Securities Fund, Class A

              Class ZZ, Series 2        U.S. Government Securities Fund, Class B
              Class ZZ, Series 3        U.S. Government Securities Fund, Class C
              Class ZZ, Series 4        U.S. Government Securities Fund, Class Y
              Class ZZ, Series 5        U.S. Government Securities Fund, Class S
              Class AAA                 Missouri Tax Free Fund, Class A
              Class AAA, Series 2       Missouri Tax Free Fund, Class C
              Class AAA, Series 3       Missouri Tax Free Fund, Class Y

The shares of the Company referred to above are referred to herein collectively as the "Shares."

         We understand that the Shares are being registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, pursuant to the Company's Registration Statement on Form N-1A relating to such shares (the "Registration Statement"). In rendering the opinion hereinafter expressed, we have reviewed the corporate proceedings taken by the Company in connection with the authorization and issuance of the Shares, and we have reviewed such questions of law and examined copies of such corporate records of the Company, certificates of public officials and of responsible officers of the Company, and other documents as we have deemed necessary as a basis for such opinion. As to the various matters of fact material to such opinion, we have, when such facts were not independently established, relied to the extent we deemed proper on certificates of public officials and of responsible officers of the Company. In connection with such review and examination, we have assumed that all copies of documents provided to us conform to the originals and that all signatures are genuine.

         In addition, in rendering the opinion hereinafter expressed, we have assumed, with the concurrence of the Company, that all of the Shares will be issued and sold upon the terms and in the manner set forth in the Registration Statement; that the Company will not issue Shares in excess of the numbers authorized in the Company's amended and restated articles of incorporation as in effect at the respective dates of issuance; and that the Company will maintain its corporate existence and good standing under the laws of the State of Maryland in effect at all times after the date of this opinion.

         Based on the foregoing, it is our opinion that the Shares issued from and after the date hereof, when issued and delivered by the Company as described in the Registration Statement, will be legally issued and fully paid and non-assessable.

         In rendering the foregoing opinion, we express no opinion as to the laws of any jurisdiction other than the State of Maryland. We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement.

                                                        Very truly yours,

                                                        /s/ Dorsey & Whitney LLP

JDA/cmq